UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 15, 2017

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Contribution Agreement

On February 15, 2017, PBF Logistics LP (the “Partnership”), a consolidated subsidiary of PBF Energy Inc. (“PBF Energy”), entered into a Contribution Agreement with PBF Energy Company LLC (“PBF LLC”), a subsidiary of PBF Energy. Pursuant to the Contribution Agreement, PBF LLC has agreed to contribute to the Partnership all of the issued and outstanding limited liability company interests of Paulsboro Natural Gas Pipeline Company LLC (“PNGPC”). PNGPC is a wholly-owned subsidiary of PBF Holding Company LLC (“PBF Holding”) and owns and operates an existing interstate natural gas pipeline that originates in Delaware County, Pennsylvania, at an interconnection with Texas Eastern pipeline that runs under the Delaware River and terminates at the delivery point to PBF Holding's Paulsboro, Gloucester County, New Jersey, and is subject to regulation by the Federal Energy Regulatory Commission (“FERC”). PNGPC has FERC approval for, and is in the process of constructing, a new 24” pipeline (the “New Pipeline”) to replace the existing pipeline, which will be abandoned. In consideration for the PNGPC limited liability company interests, at closing, the Partnership will deliver (i) an intercompany promissory note in an amount to be determined based on the amounts expended through the closing date with respect to the New Pipeline and the abandonment of the existing line, (ii) an expansion rights and right of first refusal agreement in favor of PBF LLC with respect to the New Pipeline and (iii) an assignment and assumption agreement with respect to certain outstanding litigation involving PNGPC and the existing pipeline.

As part of the transactions contemplated by the Contribution Agreement, PBF Holding, a wholly-owned subsidiary of PBF LLC, will distribute all of the equity interests of PNGPC to PBF LLC immediately prior to the contribution by PBF LLC to the Partnership. The closing of the Contribution Agreement is subject to customary closing conditions of the parties. In addition, in connection with the closing, the parties and certain of their affiliates will, among other things, enter into (i) a precedent agreement requiring a firm transportation agreement be entered into between PNGPC and the Paulsboro refinery with a minimum volume commitment of 60,000 dekatherms per day, and having an initial term of fifteen years; and (ii) amendments to the Partnership’s existing Fourth Amended and Restated Operation and Management Services Agreement. The closing of the transactions contemplated by the Contribution Agreement is expected to occur on or about February 28, 2017.

Each of the parties to the Contribution Agreement is a direct or indirect subsidiary of PBF Energy. As a result, certain individuals, including officers of PBF Energy and officers and directors of PBF Logistics GP LLC (“PBF GP”), the general partner of the Partnership, serve as officers and/or directors of one or more of such entities. PBF Energy, through its consolidated subsidiaries, currently (as of the date of this Current Report on Form 8-K) owns 2,572,944 common units and 15,886,553 subordinated units of the Partnership, collectively representing a 44.2% limited partner interest in the Partnership based on the number of common units and subordinated units outstanding. PBF Energy also indirectly owns the general partner interest in the Partnership, through its control and ownership of PBF GP, and all of the Partnership’s incentive distribution rights.

The Conflicts Committee of the Board of Directors of PBF GP, which is comprised of independent directors and was advised by Vinson & Elkins LLP, its legal counsel, approved the terms and conditions of the Contribution Agreement.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Contribution Agreement contains representations and warranties that the parties to the Contribution Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules that the parties exchanged in connection with signing the Contribution Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Contribution Agreement or as of such other date or dates as may be specified in the Contribution Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Storage Services Agreement

On February 15, 2017, PBF Holding and the Partnership’s wholly-owned subsidiary, PBFX Operating Company LLC (“PBFX Operating”) entered into a ten-year storage services agreement (the “Chalmette Storage Agreement”) under which the Partnership, through PBFX Operating, will provide storage services to PBF Holding upon the earlier of November 1, 2017 and the completion of construction of a new tank with a shell capacity of 625,000 barrels at PBF Holding’s Chalmette refinery. PBFX Operating and Chalmette Refining, L.L.C. (“Chalmette Refining”) have entered into a twenty-year lease for the premises upon which the tank will be located (the “Lease”) and a project management agreement (the “Project Management Agreement”) pursuant to which Chalmette Refining will manage the construction of the tank. The Chalmette Storage Agreement can be extended by PBF Holding for two additional five-year periods. Under the Chalmette Storage Agreement, the Partnership will provide PBF Holding with storage services in return for storage fees. The storage services require the Partnership to accept, redeliver and store all products tendered by PBF Holding in the tank and PBF Holding will pay a monthly fee of $0.60 per barrel of shell capacity. The Lease can be extended by PBFX Operating.

The Conflicts Committee of the Board of Directors of PBF GP, which is comprised of independent directors and was advised by Vinson & Elkins LLP, its legal counsel, approved the terms and conditions of the Chalmette Storage Agreement, the Project Management Agreement and the Lease.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Chalmette Storage Agreement, the Project Management Agreement and the Lease which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Contribution Agreement dated as of February 15, 2017 by and between PBF Energy Company LLC and PBF Logistics LP
10.1	Storage Services Agreement dated as of February 15, 2017 by and between PBFX Operating Company LLC and PBF Holding Company LLC
10.2	Project Management Agreement dated as of February 15, 2017 by and between PBFX Operating Company LLC and Chalmette Refining, L.L.C.
10.3	Lease Agreement dated as of February 15, 2017 by and between PBFX Operating Company LLC and Chalmette Refining, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 16, 2016

PBF Logistics LP
		By:	PBF Logistics GP LLC,
its general partner

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Contribution Agreement dated as of February 15, 2017 by and between PBF Energy Company LLC and PBF Logistics LP
10.1	Storage Services Agreement dated as of February 15, 2017 by and between PBFX Operating Company LLC and PBF Holding Company LLC
10.2	Project Management Agreement dated as of February 15, 2017 by and between PBFX Operating Company LLC and Chalmette Refining, L.L.C.
10.3	Lease Agreement dated as of February 15, 2017 by and between PBFX Operating Company LLC and Chalmette Refining, L.L.C.